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                                                                    EXHIBIT 10.3
                                                                    ------------

                       SOFTSENSE COMPUTER PRODUCTS, INC.

                       1995 INCENTIVE STOCK OPTION PLAN


                                 1. PURPOSE

     The purpose of Softsense Computer Products, Inc.'s 1995 Incentive Stock Option Plan (the "Plan") is to encourage and enable eligible directors, officers and employees of Softsense Computer Products, Inc. (the "Company") and its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that directors, officers and key employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The Plan also is designed to provide motivation for participating directors, officers and key employees to remain in the employ of and to give greater effort on behalf of the Company. It is the intention of the Company to have the Plan qualify as an "incentive stock option plan" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                               2. DEFINITIONS

     The following words or terms shall have the following meanings:

     (a) "Agreement" shall mean an incentive stock option agreement between the Company and an Eligible Employee pursuant to the terms of this Plan.

     (b) "Average Market Price" shall mean the mean between the high "bid" and low "ask" prices as of the close of business for the Company's shares of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other national quotation service). If the Company's Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, "Average Market Price" shall mean the closing price of the Company's Common Stock on such national securities exchange.

     (c) "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

     (d) "Committee" shall mean the committee appointed by the Board of Directors to administer the Plan.

     (e) "Common Stock" shall mean the no par value Common Stock of the Company.

     (f) "Company" shall mean Softsense Computer Products, Inc., a Georgia corporation.
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     (g)  "Current Value" shall mean the value of each Share as determined in accordance with Section 9(c).

     (h) "Disposition" shall mean any sale, gift, or other transfer, whether outright or as security, inter vivos or at death, with or without consideration, voluntary or involuntary, of all or any part of any right, title, or interest (including but not limited to voting rights) in or to any Shares other than a Permitted Disposition.

     (i) "Eligible Employee(s)" shall mean a person or persons regularly employed by the Company or a Subsidiary.

     (j) "Optionee" shall mean an Eligible Employee having a right to purchase Common Stock under an Agreement.

     (k) "Option(s)" shall mean the right or rights granted to Eligible Employees to purchase Common Stock under the Plan.

     (l) "Permitted Disposition" shall mean any transfer of the Shares of Optionee upon Optionee's death, to an heir or legatee; provided, however, that such heir or legatee acknowledges in writing that he, she or it will be bound by, and the Shares transferred will be subject to, the Plan; and further provided that, the Company has not elected to repurchase the Shares pursuant to
Section 9(b) hereof.

     (m) "Plan" shall mean this Softsense Computer Products, Inc. 1995 Incentive Stock Option Plan.

     (n) "Shares," "Stock" or "Common Stock" shall mean shares of the no par value Common Stock of the Company.

     (o) "Subsidiary" shall mean any corporation, if the Company owns or controls, directly or indirectly, a majority of the voting stock of such corporation.

     (p) "Ten Percent Owner" shall mean an individual who, at the time an Option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

                             3. EFFECTIVE DATE

     The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote of not less than a majority of the votes entitled to be cast thereon, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve
(12) month period, then any options granted in the intervening period shall be void.

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                        4. SHARES RESERVED FOR PLAN

     The shares of the Company's Common Stock to be sold to Eligible Employees under the Plan may at the election of the Board of Directors be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be reserved and made available for sale under the Plan shall be 2,500,000. Any shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to an Option under the Plan.

                        5. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board of Directors of the Company or the Committee. The Committee shall be comprised of not less than two (2) members appointed by the Board of Directors of the Company from among its members. No member of the Board of Directors shall be appointed or serve as a member of the Committee, and any such appointment or service immediately and automatically shall terminate, in the event that such person is not a disinterested person. As used herein, the term "disinterested person" means a director who is not, during the one year prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates (as such term is defined in the General Rules and Regulations of the Securities Exchange Act of 1934, as amended).

     Within the limitations described herein, the Board of Directors of the Company or the Committee shall administer the Plan, select the Eligible Employees to whom Options will be granted, determine the number of shares to be optioned to each Eligible Employee and interpret, construe and implement the provisions of the Plan. Board of Directors and Committee members shall be reimbursed for out-of-pocket expenses reasonably incurred in the administration of the Plan.

     If the Plan is administered by the Board of Directors, a majority of the members of the Board of Directors shall constitute a quorum, and the act of a majority of the members of the Board of Directors present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Board of Directors shall be the acts of the Board of Directors. If the Plan is administered by the Committee, the Committee shall select one of its members as Chairman and shall hold its meetings at such times and places, and pursuant to such rules consistent with the Plan, as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee shall be the acts of the Committee.

                               6. ELIGIBILITY

     Options may be granted only to Eligible Employees.

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                          7. DURATION OF THE PLAN

     The Plan shall remain in effect until all shares subject to or which may become subject to the Plan shall have been purchased pursuant to Options granted under the Plan; provided that Options under the Plan must be granted within ten
(10) years from the Effective Date.

                       8. QUALIFIED INCENTIVE OPTIONS

     It is intended that Options granted under the Plan shall be qualified incentive stock options under the provisions of Section 422 of the Code and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted. Such Options shall be evidenced by stock option agreements in such form and not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

     (a)  Price.  The purchase price for shares purchased upon exercise will be
          -----
the Average Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee, or, if the Stock is not traded in the organized markets, then the price shall be the fair market value of the Stock as determined in good faith by the Board of Directors or the Committee, but in no case less than the par value of such stock; provided further that the purchase price of stock deliverable upon the exercise of a qualified incentive option granted to a Ten Percent Owner shall be not less than one hundred ten percent (110%) of the Average Market Price or fair market value on the day the Option is granted, as determined by the Board of Directors or the Committee, but in no case less than the par value of such stock.

     (b)  Number of Shares.  The Agreement shall specify the number of shares
          ----------------
which the Optionee may purchase under such Option.

     (c)  Exercise of Options.  The shares subject to the Option may be
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purchased in whole or in part by the Optionee in accordance with the terms of the Agreement, from time to time after shareholder approval of the Plan, but in no event later than ten (10) years from the date of grant of the Option. Notwithstanding the foregoing, shares subject to an Option granted to a Ten Percent Owner shall be exercisable no later than five (5) years from the date of grant of the Option.

     (d)  Medium and Time of Payment.  Stock purchased pursuant to an Agreement
          --------------------------
shall be paid for in full at the time of purchase. Payment of the purchase price shall be in cash or shares of the Common Stock of the Company, or a combination of cash and shares of the Common Stock of the Company. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the Optionee (or other person entitled to exercise the Option) a certificate or certificates for such shares.

     (e)  Rights as a Shareholder.  An Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares covered by an Option until the date of issuance of the stock certificate to the Optionee for such shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

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     (f)  Nonassignability of Option.  No Option shall be assignable or
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transferable by the Optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or her.

     (g)  Effect of Termination of Employment or Death.  In the event that an
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Optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of three (3) months from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. In the event that an Optionee ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) prior to the time that an Option is exercisable, his or her Option shall terminate and be null and void.

     In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability, any Option or unexercised portion thereof which was otherwise exercisable on the date such Optionee ceased employment shall expire unless exercised within a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee's Agreement. Permanent and total disability as used herein is as defined in Section 22(e)(3) of the Code.

     In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

     (h)  Recapitalization.  In the event that dividends are payable in Common
         -----------------
Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of Shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of Shares deliverable upon the exercise thereafter of any Option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

     (i)  Reorganization.  In case the Company is merged or consolidated with
          --------------
another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Optionee provide that the Option (including the shares not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated.

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     (j)  General Restriction.  Each Option shall be subject to the requirement
          -------------------
that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

                9. RESTRICTIONS UPON THE TRANSFER OF SHARES

     Optionees shall not make any Disposition of Shares, other than a Permitted Disposition, except as provided in this Section 9. Any purported transfer in violation of any provision of this Section 9 shall be null and void and shall not operate to transfer any interest or title to the purported transferee.

     (a)  Right of First Refusal.
          ----------------------

          (i)    Condition to Transfer.  If Optionee desires to make a
                 ---------------------
Disposition of any Shares, he shall first offer such Shares to the Company by giving it notice of his intention to dispose of the Shares. Such notice shall name the type of Disposition, the proposed transferee, the number of shares to be transferred, the price per share, and the terms of payment. Following receipt of such notice by the Company, the Company may exercise an option in the manner provided by subsection 9(a)(ii) to purchase all, but not less than all, of the offered Shares, at a price equal to the price specified in the notice.

          (ii)   Exercise of Option. The Company may exercise its option by
                 ------------------
giving written notice, which must state the number of shares the Company elects to purchase, and the price and terms of purchase, to Optionee within 10 days after its receipt of Optionee's notice. The Company may purchase all of the offered Shares but may not purchase less than all of the offered Shares. If the Company elects to purchase all the offered Shares, it shall state in its notice of exercise the date for the closing of the purchase, which shall not be less than 45 nor more than 60 days after its receipt of notice from the Optionee.

          (iii)  Failure to Exercise.  If the right of first refusal provided
                 -------------------
above is not exercised as to all of the offered Shares, if the exercise by the Company is not made within the time specified in subsection 9(a)(ii), or if the purchase by the Company is not consummated within the time specified in subsection 9(a)(ii) through no fault of the Optionee, the Optionee may transfer the offered Shares to the proposed purchaser, at the price and on the terms and conditions set forth in the notice of intention sent by the Optionee. As a condition to such transfer, the Optionee shall obtain the written acknowledgement of the transferee that the transferee will be bound by, and the Shares transferred will be subject to, the terms of such Optionee's Agreement. If the transfer of Shares by the Optionee to the proposed purchaser named in the notice of intention is not made within 30 days after the date the Optionee became free to transfer, the right to transfer in accordance with the notice shall expire. In such event the provisions of this Section 9 shall remain in full force and effect as to the offered Shares.

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          (iv)   Assignment of Option by Company. The Company may assign its
                 -------------------------------
rights under subsection 9(a)(ii) hereof to any of the then current shareholders of the Company other than the Optionee, such that such shareholder shall have the right to purchase the Shares of the Optionee, or such portion of the Shares of the Optionee as shall be mutually agreed between the Company and such shareholder, so long as, in the aggregate, the Company and such shareholder purchase all of the Shares of the Optionee.

          (v)    Closing. At the closing the Company shall deliver the required
                 -------
consideration, and the Optionee shall deliver the offered Shares, duly endorsed for transfer and with any and all required revenue stamps attached.

     (b)  Company's Right of Repurchase Upon Termination of Employment or Death.
          ---------------------------------------------------------------------

          (i)    Optional Repurchase by the Company.  The Company shall have the
                 ----------------------------------
right, but not the obligation, to purchase all (but not less than all) of the Shares of Optionee in the event he ceases to be an employee of the Company or any subsidiary of the Company for any reason (including retirement) or in the event of his death (a "Termination Event"), at a price equal to its Current Value, at any time following the Termination Event. The right of the Company set forth in this subsection 9(b)(i) may be exercised by written notice from the Company to the Optionee or the estate of the Optionee, as the case may be, specifying the amount of the Current Value and the time (which shall be not more than ten business days following the date of giving such written notice) and place for closing the Company's purchase of such shares. The Company's purchase of such Shares shall take place in accordance with, and at the time and place specified in, such notice.

          (ii)   Assignment of Option to Repurchase by Company.  The Company may
                 ---------------------------------------------
assign its rights under subsection 9(b)(i) hereof to any of the then current shareholders of the Company other than the Optionee or the estate of the Optionee, as the case may be, such that such shareholder shall have the right to purchase the Shares of the Optionee, or such portion of the Shares of the Optionee as shall be mutually agreed between the Company and such shareholder, so long as, in the aggregate, the Company and such shareholder purchase all of the Shares of the Optionee.

          (iii)  Installment Payment of Purchase Price Upon Death.  Any payment
                 ------------------------------------------------
of the purchase price for the Shares of an Optionee may be made in cash or in an initial installment, payable at the closing, of 20% of the total price, with the balance to be paid in 4 equal annual installments of principal and interest beginning on the first day of the thirteenth month following the date of the closing. The obligation to pay the balance of the purchase price shall be evidenced by a promissory note bearing interest at the rate of 9% per annum. Such note shall provide for acceleration upon the default in any installment payment which is not cured within thirty (30) days after written notice and shall give the purchaser of the Shares the option of prepayment without premium or penalty in whole at any time and in part from time to time after the calendar year of sale. The purchaser shall pledge the purchased Shares to secure payment of the note, pursuant to a stock pledge agreement.

     (c)  Determination of Current Value.  The Current Value of each Share of
          ------------------------------
the Company shall be the Average Market Price on the date of the Termination Event, as determined by the Board of Directors, or, if the Shares are not traded in the organized markets, then the price shall be the fair

                                      -7-
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market value of the Shares determined in good faith by the Board of Directors, but in no case less than the par value of such stock.

     (d)  Termination of Restrictions on Shares.  The restrictions imposed by
          -------------------------------------
and the rights in favor of the Company set forth in Section 9 shall terminate in full at such time as the Company's Common Stock is publicly traded on a national securities exchange or on The Nasdaq Stock Market.

                          10. AMENDMENT OF THE PLAN

     The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to be cast thereon by the Company's shareholders. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not
(1) increase the maximum number of shares for which Options may be granted under the Plan either in the aggregate or to any Eligible Employee (other than increases due to changes in capitalization as referred to in Section 8(h) hereof), or (2) reduce the option price or waiting period (except as otherwise expressly provided in the Plan in the case of a reorganization of the Company as referred to in Section 8(i) hereof), or (3) extend the period during which Options may be granted or exercised, or (4) change the class of employees eligible for incentive stock options under Section 6 hereof, or (5) to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in the Plan, or (6) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to participants under the Plan. The termination or any modification or amendment of the Plan shall not, without the written consent of an Optionee, affect his or her rights under an Option or right previously granted to him or her. With the written consent of the Optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that Options granted hereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting "Qualified Incentive Options."

        11. LIMITATION ON NUMBER OF SHARES THAT MAY BE PURCHASED

     The aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

                              12. BINDING EFFECT

     All decisions of the Board of Directors or the Committee involving the implementation, administration or operation of the Plan or any offering under the Plan shall be binding on the Company, all Eligible Employees participating in the Plan, and on all persons eligible or who become eligible to participate in the Plan.

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